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March 2, 2000


VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Peoples Benefit Life Insurance Company Separate Account II -
     Pacer Choice Variable Annuity
     File No.33-7033, 811-4734, CIK 796535
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Peoples Benefit Life Insurance Company Separate Account II, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 28, 2000, Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK:
356494). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/  Gregory E. Miller-Breetz


Gregory E. Miller-Breetz
Assistant General Counsel